Exhibit 99
Investor Presentation February 2011 (NASDAQ-OKSB)

Forward Looking Statements 1 Forward Looking Statements This presentation includes forward-looking statements such as: statements of Southwest's goals, intentions, and expectations; estimates of risks and of future costs and benefits; expectations regarding future financial performance of Southwest and its operating segments; assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs; liquidity, contractual obligations, off-balance sheet risk, and market or interest rate risk; estimates of value of acquired assets, deposits, and other liabilities; and statements of Southwest's ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; and a variety of other matters. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate its future results.

Corporate Profile 2 A regional community banking company with $2.8 billion in assets, $2.4 billion in total loans, $2.3 billion in deposits, and $310 million in common equity at December 31, 2010 Bank holding company for Stillwater National Bank and Trust Company and Bank of Kansas Established in 1894 IPO in 1993 Healthcare and commercial lending niche provider with proven business models Banking offices: Oklahoma, 11 $871 million in loans $1,565 million in deposits Texas, 6 $983 million in loans $160 million in deposits Kansas, 8 $236 million in loans $270 million in deposits Excludes covered loans

Pre-Provision/Pre-Tax Income Dollars in Millions 3

Net Interest Margin 1st 2nd 3rd 4th 1st 2nd 3rd 4th SWBC 0.03 0.0341 0.0339 0.0371 0.0359 0.0365 0.0363 0.0382 2009 2010 4

5 Fourth Quarter 2010 Highlights Dollars in Thousands *Excludes covered loans

6 Book Value Per Share 2005 2006 2007 2008 2009 2010 Tangible Book Value 12.14 13.78 14.66 15.69 15.99 15.61 Book Value 12.16 13.87 15.16 16.18 16.46 15.96 Intangible assets defined as goodwill for purposes of this calculation. As of Year-End

7 Total Loans Dollars in Billions Non-scheduled payments began slowing in the first quarter of 2008. The volume of new originations was reduced. Loans originated prior to 2008 continued to advance. Now expect outstanding loans to decrease. Excludes loss share receivable

Asset Quality Ratios As of December 31, 2010, the key asset quality ratios were: Allowance for Loan Losses/Nonperforming Loans = 60.91% Nonperforming Loans/Loans = 4.52% Nonperforming Assets/Total Assets = 5.21% Allowance for Loan Losses/Portfolio Loans = 2.80% Excludes covered loans 8

Recap of Nonperforming Assets & Potential Nonperforming Loans 12/31/08 3/31/2009 6/30/09 9/30/2009 12/31/09 3/31/2010 6/30/2010 9/30/2010 12/31/2010 Other Real Estate 6.1 5.4 6 6.4 18.4 18.809 27.634 35.723 37.7 Nonperforming Loans 64 83.9 82.6 105.3 106.2 97.9 112.2 135.7 107.1 Potential Nonperforming Loans 131.5 133.8 178.1 255.1 258.4 275.912 242.217 236.844 233.1 Dollars in Millions 9 Excludes covered loans and properties Nonperforming loans include non-accruals and 90 days past due loans.

12/31/2008 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 East 70.1 89.3 88.6 111.7 124.6 116.671 139.838 171.384 144.8 12/31/2008 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 Non-performing Assets/Loans and Foreclosed Assets 0.027413867 0.034239485 0.0334 0.0427 0.047908336 0.0456 0.0553 0.069 0.0602 Total Nonperforming Assets Dollars in Millions 10 Total nonperforming assets include non-accruals, 90 days past due loans, and other real estate. Excludes covered loans and properties

Nonperforming Loans Consumer Commercial Real Estate Residential Real Estate Construction & Development Student Loans Commercial & Industrial 0 30.5 2 67.6 0 7 NPL by Type NPL by Location $107.1 Million Total Nonperforming Loans (12/31/10) Dollars in Millions 11 Nonperforming loans include non-accruals and 90 days past due loans. Excludes covered loans

Other Real Estate Consumer Apartment Complexes Residential Real Estate Construction & Development Office Buildings Commercial & Industrial 0 9.7 7.5 11.2 9.3 0 ORE by Type ORE by Location $37.7 Million Total Other Real Estate (12/31/2010) Dollars in Millions 12 Excludes covered properties

13 Potential Problem Loans $233.1 Million Total Potential Problem Loans (12/31/10) Consumer Commercial Real Estate Residential Real Estate Construction & Development Student Loans Commercial & Industrial 0.03 101.6 0.6 94.8 0 36.1 PPL by Type PPL by Location Dollars in Millions Excludes covered loans Oklahoma Kansas Other States Texas East 36.2 20.2 32.4 144.3

14 Risk Trends Allowance for Loan Losses to Portfolio Loans Net Charge-offs/Average Portfolio Loans Excludes covered loans

Allowance for Loan Losses & Nonperforming Loans 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/2010 Allowance for Loan Losses 39.773 46.262 51.753 57.777 62.413 65.168 67.055 72.418 65.2 Nonperforming Loans 63.983 83.935 82.614 105.294 106.197 97.9 112.2 135.7 107.1 Dollars in Millions Excludes covered loans Nonperforming loans include non-accruals and 90 days past due loans. 15

Provision for Loan Losses & Net Charge-offs 2005 2006 2007 2008 2009 2010 Provision 16.155 12.187 8.947 18.979 39.176 35.6 Net Charge-Off 11.334 8.706 6.656 8.79 16.536 32.7 Dollars in Millions Excludes covered loans 16

Net Charge-Offs by Type Dollars in Millions 17 Excludes covered loans 1st Qtr 2009 2nd Qtr 2009 3rd Qtr 2009 4th Qtr 2009 1st Qtr 2010 2nd Qtr 2010 3rd Qtr 2010 4th Qtr 2010 Commercial Real Estate 0.1 1.305 1.394 0.416 0.92 0.515 1.581 1.4 Construction & Development 2.672 0.068 0.269 4 2.919 4.126 1.642 11.6 Commercial & Industrial 1.603 0.128 1.247 1.485 1.148 1.081 1.318 1.2 Residential Real Estate & Consumer 0.025 0.5 1.3 0.1 0.8 0.2 2.1 0.2

18 Loan Segmentation $2.4 Billion Total Loans (12/31/10) Consumer Commercial Real Estate Residential Real Estate Construction & Development Student Loans Commercial & Industrial 39.1 1310 89.8 468.7 5.8 452.6 Loans by Type Loans by Location Dollars in Millions Excludes covered loans

19 Commercial Real Estate Loans $1.310 Billion Total Commercial Real Estate Loans (12/31/2010) Healthcare Owner Occupied Other Owner Occupied Retail Other CRE Office Multi-Family Med Office Ind/Warehouse Hotel/Motel 323 146 186 68 143 191 80 50 123 CRE Loans by Type CRE Loans by Location Dollars in Millions Excludes covered loans

20 Construction Loans $469 Million Total Construction Loans (12/31/2010) Healthcare Land Development Retail Other Office Multi-Family/Condo Raw Land Warehouse Hotel/Motel Residential 81 108 47 0 49 22 156 0.154 0 6 Construction Loans by Type Construction Loans by Location Dollars in Millions Excludes covered loans

21 Commercial Loans $453 Million Total Commercial Loans (12/31/2010) Healthcare Non-Healthcare 283 170 Commercial Loans by Type Commercial Loans by Location Dollars in Millions Excludes covered loans

22 Residential Real Estate Loans $90 Million Total Residential Real Estate Loans (12/31/2010) Residential RE Loans by Location Dollars in Millions Owner Occupied Non-Owner Occupied HELOC 50 27 13 Residential RE Loans by Type Excludes covered loans

23 Other Loans $45 Million Total Other Loans (12/31/2010) Other Loans by Location Dollars in Millions Consumer Student Loans 39 6 Other Loans by Type Excludes covered loans

Other State Loans State # of Loans Net Balance Nonperforming Loans Potential Problem Loans Arizona 33 $65.7 $17.1 $15.0 Colorado 27 28.6 1.2 17.4 New Mexico 11 28.7 11.8 - Iowa 8 26.9 - - North Carolina 12 15.9 - - Ohio 7 10.4 - - California 8 9.9 - - Louisiana 8 8.7 - - Wyoming 2 9.0 - - Florida 8 7.6 1.5 - Other (24 states) 130 29.9 3.4 - REPORT TOTALS 254 $241.3 $35.0 $32.4 24 Dollars in Millions Other State loans comprise 10% of total loans.

Deposits 25 $2.3 Billion Total Deposits (12/31/10) Other Time Deposits Non-Interest Bearing Demand Interest-Bearing Demand Money Market Account Savings Accounts Time Deposits of $100,000 or More 566 377 93 495 27 695 Deposits by Type Deposits by Location *Includes Treasury division Dollars in Millions

Net Income 2005 2006 2007 2008 2009 2010 Available to Common Shareholders 21.014 25.997 21.378 14.658 8.837 12.8 Preferred Dividend 0 0 0 0.243 4.145 4.2 Dollars in Millions The Company has been profitable in all quarters while substantially increasing the allowance for loan losses. 26

2005 2006 2007 2008 2009 2010 "Well-Capitalized" Minimum 169 197 260 284 284 251 Above "Well-Capitalized" Minimum 71 69 25 121 129 227 2005 2006 2007 2008 2009 2010 Total Capital Ratios 0.1421 0.135 0.1097 0.1426 0.1455 0.1906 Southwest's Regulatory Capital Total Year-End Risk-Based Capital 27 $240 $266 $285 $405 $413 Dollars in Millions "Well-capitalized" minimum is 10% for all years. $478

2005 2006 2007 2008 2009* 2010* "Well-Capitalized" and Individual Minimum 165 192 249 273 323 285 Above "Well-Capitalized" and Individual Minimum 37 40 8 79 34 108 2005 2006 2007 2008 2009 2010 Total Capital Ratios 0.1226 0.1211 0.103 0.1289 0.1384 0.1722 Stillwater National's Regulatory Capital Total Year-End Risk-Based Capital 28 $232 $257 $357 $202 $352 *The years 2009 & 2010 reflect a 12.5% agreed upon minimum. All other years reflect 10% general minimum. Dollars in Millions $393